Preferred Stock	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Preferred Stock

14.  Preferred Stock

ESND’s authorized capital shares include 15 million shares of preferred stock. The rights and preferences of preferred stock are established by ESND’s Board of Directors upon issuance. As of December 31, 2017 and 2016, ESND had no preferred stock outstanding and all 15 million shares are classified as undesignated.